UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 10, 1999


                         Magellan Petroleum Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                        1-5507                  06-0842255
State or other jurisdiction            (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)


             149 Durham Road, Oak Park - Unit 31, Madison, CT 06443
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 245-7664



         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


Item 5.          Other Events

                 The Annual Meeting of Stockholders for the fiscal year ended June 30, 1999 will be held on Thursday, December 2, 1999 at 1:00 P.M. at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                MAGELLAN PETROLEUM CORPORATION
                                                           (Registrant)



                                                By /s/ James R. Joyce
                                                   Name:   James R. Joyce
                                                   Title:  President


Date:  September 10, 1999